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                                                                   Exhibit 10.42


            FIRST AMENDMENT TO SEVERED, AMENDED AND RESTATED MASTER LEASE AGREEMENT NO. 1, effective as of the 2 day of March, 2004 (this "Amendment"), made between ART Mortgage Borrower, L.P., a Delaware limited liability company ("Landlord") and Americold Logistics, LLC, a Delaware limited liability company ("Tenant").

                               W I T N E S E T H:
                               ------------------

            WHEREAS, (i) Americold Realty Trust, (ii) Carmar Freezers Russellville, L.L.C., (iii) Carmar Freezers Thomasville, L.L.C., (iv) VC Freezer Amarillo, L.P., (v) VC Freezer Babcock, L.L.C., (vi) VC Freezer Forth Worth, L.P., (vii) VC Freezer Fremont, L.L.C., (viii) VC Freezer Garden City, L.L.C.,
(ix) VC Freezer Massillon, L.L.C., (x) VC Freezer Ontario, L.L.C., (xi) VC Freezer Phoenix, L.L.C., (xii) VC Freezer Russellville, L.L.C., (xiii) VC Freezer Kentucky, L.L.C., (xiv) VC Freezer Sioux Falls, L.L.C., (xv) VC Freezer Springdale, L.L.C., (xvi) VC Freezer Strasburg, L.L.C., (xvii) VC Freezer Texarkana, L.L.C., (xviii) VC Omaha Holdings, L.L.C. (collectively, the "Prior Landlords") and Tenant were parties to that certain Severed, Amended and Restated Master Lease Agreement No. 1, dated as of February 5, 2004 (the "Master Lease");

            WHEREAS, the Master Lease was assigned to Landlord, pursuant to the Assignment and Assumption of Severed, Amended and Restated Master Lease Agreement No. 1, dated February 5, 2004, among the Prior Landlords, as assignors, and Landlord, as assignee; and

            WHEREAS, Landlord and Tenant wish to amend the Master Lease (as set forth more fully below) in order to expand the maturity of the current rent deferral period.

            NOW, THEREFORE, for TEN DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings given such terms in the Master Lease.

            2. RENT. The paragraph in Section 3.1(a) of the Lease beginning with the phrase "Notwithstanding the foregoing, for each Lease Year through the Lease Year expiring December 31, 2004, to the extent that Available Cash is less than the amount of Minimum Rent, Percentage Rent, and the Additional Charges specified in Section 6.1(n)(ii) as certified by Tenant..." through (and including) the sentence "Tenant's failure to pay to Landlord on or prior to December 31, 2004 any amounts of Minimum Rent, Percentage Rent and/or the Additional Charges specified in Section 6.1(n)(ii) deferred by Tenant pursuant to the foregoing provisions shall be an Event of Default hereunder." is hereby amended by replacing every instance of the year "2004" with the year "2005".

            3. AUTHORITY. Each party hereto represents and warrants that this Amendment has been duly authorized, executed and delivered on behalf of such party.

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                                                                   Exhibit 10.42
            4. MISCELLANEOUS.

                (a) The Master Lease is in full force and effect and, except as set forth herein, unmodified.


                (b) This Amendment may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                (c) In all respects, except to the extent that the context otherwise requires, references to "this Lease" (and words of similar import) in the Master Lease prior to its amendment hereby shall be deemed to refer to the Master Lease as amended hereby and as the same may hereafter be amended.

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                                                                   Exhibit 10.42

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives effective as of the day and year first above written.

                                    LANDLORD:

                                    ART MORTGAGE BORROWER, L.P., a Delaware
                                    limited partnership

                                    By: ART Mortgage Borrower GP LLC, a Delaware
                                    limited liability company, its general
                                    partner

                                    By: ART First Mezzanine Borrower, L.P., a
                                    Delaware limited partnership, its managing
                                    member

                                    By: ART First Mezzanine Borrower GP LLC, a
                                    Delaware limited liability company, its
                                    general partner

                                    By: ART Second Mezzanine Borrower, L.P., a
                                    Delaware limited partnership, its managing
                                    member

                                    By: ART Second Mezzanine Borrower GP LLC, a
                                    Delaware limited liability company, its
                                    general partner

                                    By: Americold Realty Trust, a Maryland
                                    business trust, its managing member

                                    By: /s/ JOSEPH MACNOW
                                        -------------------------------
                                    Name:  Joseph Macnow
                                    Title: Vice President

                                    TENANT:

                                    AMERICOLD LOGISTICS, LLC, a Delaware limited liability company

                                    By: /s/ JOSEPH MACNOW
                                        ----------------------------------
                                    Name:  Joseph Macnow
                                    Title: Vice President

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